Exhibit 10.22
Execution Version
Sixth Amendment to Third Amended and Restated Credit Agreement
This Sixth Amendment to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of December 20, 2023 (the “Sixth Amendment Effective Date”), is among Permian Resources Operating, LLC, a Delaware limited liability company formerly known as Centennial Resource Production, LLC (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, any Parent from time to time party thereto, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof (including to add a Swingline Commitment of $50,000,000 and to increase the Aggregate Maximum Credit Amounts to $6,000,000,000), (ii) evidence the increase of the Borrowing Base from $2,500,000,000 to $4,000,000,000 as set forth in Section 3.1 hereof and (iii) evidence the reaffirmation of the Aggregate Elected Revolving Commitment Amounts (as defined in the Credit Agreement after giving effect to this Amendment) at $2,000,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Sixth Amendment Effective Date.
C.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.
2.1    Amendments to Credit Agreement. The Credit Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto) is hereby amended in its entirety to read as set forth on Annex A attached hereto.
2.2    Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

2.3    Replacement of Exhibit B to Credit Agreement and New Exhibit B-2 to Credit Agreement.
(a)    Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B-1 attached hereto, and Exhibit B-1 attached hereto shall be deemed to be attached as Exhibit B-1 to the Credit Agreement.
(b)    Exhibit B-2 is hereby added to the Credit Agreement in the appropriate alphabetical order in the form of Exhibit B-2 attached hereto, and Exhibit B-2 attached hereto shall be deemed to be attached as Exhibit B-2 to the Credit Agreement.
Section 3.    Borrowing Base and Aggregate Elected Revolving Commitment Amounts.
3.1    Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders hereby agree that, effective as of the Sixth Amendment Effective Date, the Borrowing Base is hereby increased from $2,500,000,000 to $4,000,000,000, and the Borrowing Base shall remain at $4,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge (a) that the redetermination of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about December 15, 2023 for the purposes of Section 2.07 of the Credit Agreement and (b) this Amendment shall constitute the New Borrowing Base Notice in respect thereof for purposes of Section 2.07(d) of the Credit Agreement.
3.2    Aggregate Elected Revolving Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base increase provided for in Section 3.1 hereof, the Administrative Agent, the Lenders and the Borrower agree that, effective as of the Sixth Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts shall be reaffirmed at $2,000,000,000, and shall remain at $2,000,000,000 until subsequently decreased or increased pursuant to Section 2.06 of the Credit Agreement.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties and (b) each of the Lenders.
4.2    Legal Opinions. The Administrative Agent shall have received a signed legal opinion of Latham & Watkins LLP, counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.
4.3    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of such Credit Party to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of such Credit Party who (i) are authorized to sign the Loan Documents to which such Credit Party is a party and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with
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the Credit Agreement, as amended hereby, and the other Loan Documents, and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, and (d) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of such Credit Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Credit Parties to the contrary.
4.4    Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each of the Credit Parties.
4.5    Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date (including all fees and other amounts due and payable to the Administrative Agent on account of the Lenders).
4.6    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Without limiting the generality of the provisions of Section 11.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 4 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Sixth Amendment Effective Date, and such notice shall be conclusive and binding.
Section 5.    Post-Closing.
5.1    Amendments to Mortgages. On or before February 29, 2024 (or such later date as may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received duly executed counterparts from the applicable Credit Parties of amendments to any mortgages that are in effect immediately prior to the Sixth Amendment Effective Date to reflect, among other things, the increase in the Aggregate Maximum Credit Amounts effectuated pursuant to this Amendment, in each case, in form and substance acceptable to the Administrative Agent.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. From and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be
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a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3.
6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic (e.g., .pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
6.4    No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
6.5    Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
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6.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]
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The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:    PERMIAN RESOURCES OPERATING, LLC,
a Delaware limited liability company

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title: Executive Vice President and Chief Financial Officer

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

GUARANTORS:    ATLANTIC EXPLORATION, LLC
CENTENNIAL RESOURCE MANAGEMENT, LLC
CL ENERGY, LLC
COLGATE II CORP, LLC
COLGATE ENERGY, LLC
COLGATE ENERGY DEVELOPMENT, LLC
COLGATE MINERALS, LLC
COLGATE PRODUCTION, LLC
COLGATE RANCH, LLC
COLGATE ROYALTIES, LP
HERMOSA RANCH LLC
PERMIAN RESOURCES MANAGEMENT, LLC
TREE SHAKER MINERALS, LLC
TUSKER MIDSTREAM, LLC
READ & STEVENS, INC.
EARTHSTONE OPERATING, LLC
SABINE RIVER ENERGY, LLC
EARTHSTONE PERMIAN LLC
INDEPENDENCE RESOURCES TECHNOLOGIES, LLC
EARTHSTONE ENERGY OPERATING, LLC
EARTHSTONE ENERGY ASSETS, LLC
EARTHSTONE OIL & GAS TEXAS, LLC
EARTHSTONE OIL & GAS NORTHERN DELAWARE, LLC
EARTHSTONE OIL & GAS HOLDINGS, LLC

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title: Executive Vice President and Chief Financial Officer

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:    /s/ Jo Linda Papadakis
Name:    Jo Linda Papadakis
Title:    Authorized Officer

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Jeff Ard
Name:    Jeff Ard
Title: Vice President

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Kevin A. James
Name:    Kevin A. James
Title: Authorized Signatory

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title: Authorized Signatory

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title: Managing Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Brittany Lehr
Name:    Brittany Lehr
Title: Vice President

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

TRUIST BANK,
as a Lender and Issuing Bank

By:    /s/ Greg Krablin
Name:    Greg Krablin
Title: Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

WELLS FARGO BANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Edward Pak
Name:    Edward Pak
Title: Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title: Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Cameron Breitenbach
Name:    Cameron Breitenbach
Title: Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

COMERICA BANK,
as a Lender

By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title: Vice President

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title: Authorized Signatory

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

REGIONS BANK,
as a Lender

By:    /s/ Cody Chance
Name:    Cody Chance
Title: Managing Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Bruce Hernandez
Name: Bruce Hernandez
Title: Senior Vice President
Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title: Authorized Signatory

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title: Director

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BOKF, NA, dba BANK OF TEXAS,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title: Vice President

Signature Page to Sixth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

ANNEX I
ALLOCATION OF MAXIMUM CREDIT AMOUNT AND ELECTED
REVOLVING COMMITMENTS

Name of Lender	Revolving Commitment Percentage	Maximum Credit Amount	Elected Revolving Commitment
JPMorgan Chase Bank, N.A.	7.500000000%	$450,000,000.00	$150,000,000.00
Wells Fargo Bank, N.A.	7.500000000%	$450,000,000.00	$150,000,000.00
Citibank, N.A.	7.200000000%	$432,000,000.00	$144,000,000.00
Mizuho Bank, Ltd.	7.200000000%	$432,000,000.00	$144,000,000.00
PNC Bank, National Association	7.200000000%	$432,000,000.00	$144,000,000.00
Bank of America, N.A.	7.200000000%	$432,000,000.00	$144,000,000.00
Truist Bank	7.200000000%	$432,000,000.00	$144,000,000.00
U.S. Bank National Association	7.200000000%	$432,000,000.00	$144,000,000.00
Capital One, National Association	7.200000000%	$432,000,000.00	$144,000,000.00
Fifth Third Bank, National Association	6.650000000%	$399,000,000.00	$133,000,000.00
Comerica Bank	5.250000000%	$315,000,000.00	$105,000,000.00
Regions Bank	5.250000000%	$315,000,000.00	$105,000,000.00
Royal Bank of Canada	5.250000000%	$315,000,000.00	$105,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	5.250000000%	$315,000,000.00	$105,000,000.00
Barclays Bank PLC	4.450000000%	$267,000,000.00	$89,000,000.00
BOKF, NA dba Bank of Texas	2.500000000%	$150,000,000.00	$50,000,000.00
TOTAL	100.000000000%	$6,000,000,000.00	$2,000,000,000.00
ANNEX I